1 Q 1 Letter to Shareholders DATE ISSUED May 7, 2025

2 Q1 Financial Highlights Gal Krubiner | Co-founder and CEO Pagaya has entered a new era in 2025—an era of profitability. Our focus is clear: growing profit and creating long-term value for our shareholders while bridging Wall Street and Main Street. With strong operating leverage, diversified funding, and growing partner adoption, this is just the beginning.” “ $2.4B Network volume was flat year-over-year at $2.4 billion, vs. guidance of $2.5 - $2.7 billion, the shortfall attributable to lower SFR volume, due to our focus on profitable growth. Excluding SFR, total volume grew by 26% year-over-year and 6% quarter-over- quarter in line with our plan. $290M Record total revenue and other income of $290 million compared to our outlook of $280M - $295M and grew 18% year-over-year, driven by 19% growth in revenue from fees. $116M Revenue from fees less production costs (“FRLPC”) of $116 million increased 26% year-over-year. FRLPC as a percentage of network volume (“FRLPC %”) improved 100 basis points year-over-year to 4.8%. $80M Record adjusted EBITDA of $80 million exceeded our outlook of $65M - $75M and grew 100%year- over-year with adjusted EBITDA margin up over 10 points to 27%. GAAP operating income was $48 million. $8M Positive GAAP Net income attributable to Pagaya of $8 million was achieved ahead of prior expectations, the result of revenue growth and operating leverage. $53M Adjusted net income of $53 million excludes the impact of non-cash items such as share-based compensation expense and fair value adjustments.

3 Originations fueled by existing partners, increasing diversification We continue to benefit from our product-led growth strategy, while pipeline progress continues. Volumes remain robust at $2.4 billion, with existing partners across our Personal Loan, Auto, and Point-of-Sale verticals. POS and Auto segment volumes each reached an annual run-rate of $1.1bn, and together represented 23% of total volume, versus 14% in the year-ago quarter. Record high fees and record operating leverage demonstrate Pagaya’s earnings power Our FRLPC % reached its highest historical level at 4.8%, up 100 basis points year-over-year. The increase is attributable to our targeted mix, with lower volumes from SFR, which has the lowest FRLPC %. Excluding SFR, FRLPC % was 5.2%. Core operating expenses as a % of FRLPC reached 38%, the lowest level in the Company’s history. Q1 Business Highlights Strong diversified funding and efficiency trends show attractiveness of assets that we produce In the first quarter, we issued $1.4 billion in our ABS program across 3 transactions, increasing our network of institutional funding partners to 135. Additionally, our ability to raise ~$800 million through ABS in the last few weeks demonstrates the consistency of our underwriting and production for our lending partners, along with continued attractiveness of our asset classes. With our expanded forward flow program, which recently added up to $2.4 billion with Blue Owl over 24-months, pass-throughs, and other capital-efficient structures, we expect non-ABS funding channels to contribute 25 - 50% of our 2025 funding. Credit performance showing strong and stable trends For personal loans, 2023 vintage cumulative net losses (“CNLs”) are trending approximately 20% - 40% lower than peak levels in the fourth quarter of 2021 at month-on-book (“MOB”) 14 - 23. For auto loans, CNLs across 2023 vintages are trending approximately 30% - 50% lower than year-earlier levels at MOB 13 - 22. Increased 2025 GAAP NI profit guidance underscores confidence and commitment to profitable, responsible growth Our guidance underscores our confidence in generating sustainable revenue growth with prudent credit underwriting, coupled with strong operating leverage, capital efficiency and an optimized balance sheet.

4 Gal Krubiner Co-founder and CEO Dear Fellow Shareholder, I am proud to share that we delivered on our commitment to achieve positive GAAP net income ahead of schedule, with $8 million in profit for the quarter. Positive GAAP net income has been, and will remain, a key measure of success and a core focus for Pagaya going forward. Our business is at a point where we expect profitability to increase as we continue to scale. This is the result of our strong operating leverage and financial achievements, which underscore the value of our products, our consistent and balanced growth strategy, and highly scalable model. In the first quarter, revenue grew 18% year-over- year to an annualized run-rate of nearly $1.2 billion. Fee Revenue Less Production Costs (“FRLPC”) grew by 26% to an annualized $462 million. Our high operating leverage drove adjusted EBITDA growth of 100% to an annualized $318 million. Our mission is clear: expand access to credit by powering lenders with better data and infrastructure. The biggest winners from the products we created are our lending partners, who keep more customers, while better serving their credit needs. Our strategy is focused on both adding new partners to our platform and best serving the business needs of our existing partners, in order to increase the volumes on our network. As we drive new and evolving product initiatives, our relevance for lending and funding partners will only increase, and as such, maximize our earnings power. In terms of the sustainability of our business the key word is diversification. More lending partners are becoming meaningful contributors to growth, with twice as many lending partners representing at least $100 million of quarterly volumes for Pagaya versus the year-ago quarter. Growth is more diversified across loan types, while product selection is increasing. Lastly, we have materially diversified our funding sources, including the recently-announced forward flow agreement with Blue Owl Capital, to purchase up to $2.4 billion in loans over 24-months. Together with the previously-announced agreement with Castlelake, we have announced $3.4 billion in forward flow capacity.

5 Combined with our operating leverage and structural efficiency, we are driving sustainable profitability. These factors underscore that our ability to execute is not dependent on a particular macro backdrop, and I am confident we have a business for all cycles. We are clearly aware that the environment has become quite volatile and visibility more limited. We entered the year with that mindset and managed growth, volumes and credit accordingly. Therefore, we are not complacent, and we will react as needed to drive continued, responsible and profitable growth. To start, our unique data advantage gave us the breadth of evidence to conclusively tighten credit in 4Q’21, ahead of the broader industry. That data trove has grown and allows us to stay nimble. Together with a much more prudent risk management approach as a lesson from 2022 - 2023, we are confident we have the right structure to react to any environment. Lastly, our funding program is the most diversified and efficient in Pagaya’s history, enhancing our ability to react to capital market volatility and achieve better returns. We are executing against our commitments to our lending and funding partners as well as our shareholders. Starting with lending partners, acceptance of our solutions is increasing among the industry’s strongest brands. We are helping them better serve customers with more access to credit. We are helping solidify valuable depositor retention. And we are evolving product extensions such as our proactive Prescreen credit offering to drive additional customer lifetime value. With promising early results for lenders, we are more encouraged by its long-term potential. Our funding partners appreciate our commitment to consistent high volumes of consumer credit, with stringent underwriting standards and strong returns. In April, we raised ~$800M through our Personal and Auto loans capital markets program, solidifying us as the most prominent issuer. Our efficient operating cost structure, coupled with strong revenue growth is unique in consumer lending. The result is strong flowthrough to adjusted EBITDA, with margins of 27% this quarter versus 23% last quarter and 16% one year ago. These factors, with normalized credit-related charges, enable Pagaya to deliver against our commitment of sustainable and growing GAAP earnings. This is further underscored by the increase in our 2025 Net Income guidance, which we cover in greater detail later in this letter. In closing, Pagaya’s progress in just a few years is extraordinary. We’ve combined proprietary technology, unique data, and trusted partnerships with many of the nation’s lenders, to build something truly differentiated. And we’re just getting started. With the right team, infrastructure, and a massive market opportunity, we are well-positioned to generate long-term value as we bridge the “gap” between Wall Street and Main Street.

6 When we provided our outlook for 2025, we stressed the importance of responsible and profitable growth. We are now in a position where we have achieved significant scale in our network and have reached a point of operational and capital efficiency that translates to sustained earnings and cash flow generation. As important as it is to deliver evidence of a strong franchise consistently, equally important is our progress in building the foundations of a solid enterprise for the long term. As our quarterly results underscore, our focus on profitable growth and our ongoing investments to deliver this consistently over the long-term is crucial to our proven management team. As Gal noted, we are fully aware of the heightened level of volatility in the markets at the moment. However, while we carefully monitor events and trends, it is important that we remain focused on our long-term growth strategy. I will provide an update on our growth priorities, which center around creating value for our partners through our products. First and foremost, we will continue to focus on continued growth in our existing network, starting with personal loans, where the prospect of delivering significant new customer growth and customer retention has become a game changer in our core value proposition for our partners. Sanjiv Das Co-founder and President Update on our Operating Business Second, we will continue to build the Auto business with a focus on the value our product provides to our auto lending partners, with an increasingly seamless lending experience and higher approval rates for their dealerships. This allows the lenders that connect to our Network to have a competitive edge when they onboard new dealerships to their platforms and achieve a higher satisfaction rate as a result of a higher number of approved end-consumers. Third, and as we had signaled earlier, we will continue to invest in and ramp up the rapidly growing Point-of- Sale (POS) category. Similar to Auto and auto dealers, merchants give Pagaya-backed lenders a significant advantage with higher approval rates at the point of sale. This immediately improves the value proposition that lenders, such as Klarna and Elavon, provide to their merchants, and results in incremental traction in new merchant adoption. The value of Pagaya to our partners is clearly extending beyond approving more customers, to gaining more critical intermediaries in their value chain, such as auto dealers and POS merchants. Following is a quick summary of our key achievements: PERSONAL LOANS As we continue evolving our relationships with our existing lending partners, we are expanding the value proposition for our partners with new customer growth and retention initiatives, driving notable franchise and customer lifetime value growth. The two key Pagaya product initiatives are: • Pagaya’s Prescreen solution • Pagaya’s marketing acquisition engine through affiliates such as Credit Karma, Experian and LendingTree Our Prescreen product has been under development for nearly 2 years. Optimized for campaign management through direct mail & email, Prescreen enables partners to proactively engage with prospective and existing customers with extended credit through a personal loan. We estimate the incremental impact for an average mid-sized lender could equate to several hundred thousand customers per year.

7 Typically, personal loans have been a relatively low-tech investment area for lenders, which have focused more closely on credit cards and auto lending. By offering lenders a well-developed, tech- enabled personal loan product solution, Pagaya has demonstrated significant credit and customer growth at substantially lower acquisition costs. Additionally, Pagaya is now enabling partners to retain valuable deposit relationships by extending credit in a responsible, fast, and frictionless manner. Pagaya is also employing a focused and collaborative effort to drive new customers to Lending partners by leveraging mainstream lead aggregators, such as Credit Karma, LendingTree and Experian, also known as “Affiliate Channels”. These platforms (typically used by credit card issuers in a very effective way) are optimized by Pagaya to deliver large volumes of personal loan customers at highly-optimized acquisition costs. It is evident that Pagaya is quickly evolving its expertise as a specialist in personal loans across the lead aggregator affiliate network. AUTO In auto lending, we are clearly benefiting from improved modeling, funding efficiency, partner expansion, reduced user friction and improving vehicle values. Our volumes have been driven by both longer-term and more recently-onboarded partners. In fact in the first quarter, our auto volume equated to an annualized run rate of more than $1.1 billion, with growth of nearly 50% on a sequential basis. Volumes are nearly 7% lower than the year- ago quarter, before we pulled back in the face of macroeconomic pressures. At this point, the credit & funding execution has improved substantially. POINT OF SALE Turning to Point of Sale, Pagaya’s newest and fastest growing loan category, demand remains extremely strong and we couldn’t be more encouraged. Here, too, there are positive trends on both sides of our network. On the lending side, we continue to be beneficiaries of the scaling initiatives at both Klarna & Elavon. We maintain the same strict discipline of testing new categories of term and loan size for credit performance. On the funding side, we continue to expand our sources and build capacity. We look forward to sharing additional details in the near future. In summary, we are at a point where our ability to impact current and prospective partners is at an institutional scale. We are meeting the U.S. unsecured consumer lending space where we are most needed. By leveraging our investments in differentiated technology and data, underwriting, and capital market skills, we are adding tremendous firepower to our partners to grow their customer base. This is both inside and outside of their footprint, proactively providing extended lines of credit to creditworthy depositors and existing customers. We remain fully committed to our mission to help bridge Wall Street to Main Street and stay focused on responsible, disciplined growth. Auto network volumes accelerating >$1.1B annual run-rate as of 1Q’25 ~50% sequentially

8 Evangelos Perros Chief Financial Officer Financial Inflection Point We are excited to deliver on another key target of the financial strategy we set out 18 months ago: becoming GAAP Net Income profitable. $290M Record Revenue Record Results and GAAP Net Income Positive Total first quarter revenue of $290 million, FRLPC of $116 million, and adjusted EBITDA of $80 million demonstrate consistent monetization of our network volume and increasingly profitable incremental revenue generation. GAAP Net Income of positive $8 million, improved $29 million year-over-year, ahead of our target for second quarter 2025 profitability. NETWORK VOLUME Network volume was flat year-over-year at $2.4 billion, compared to guidance of $2.5 - $2.7 billion. The shortfall is attributable to lower SFR volume, as we continue to focus on profitable growth. Excluding SFR, our total volume grew by 26% year-over-year and 6% quarter-over-quarter in line with our plan. Our personal loan business, which grew 17% year-over-year, remained the largest contributor of network volume in 1Q’25 at approximately 65% of the total. Our conversion of applications remained stable at approximately 1%, in line with levels over the past 3 years, and we expect to remain at these levels in the near term. TOTAL REVENUE AND OTHER INCOME Total revenue and other income grew 18% year- over-year to a record $290 million. Revenue from fees grew 19% year-over-year to $283 million, driven by our personal loan and auto business. Interest and investment income decreased by $1 million to approximately $7 million. FEE REVENUE LESS PRODUCTION COSTS FRLPC grew 26% year-over-year in the first quarter to $116 million and continued to meaningfully outpace network volume and revenue growth. FRLPC as a % of network volume (“FRLPC %”) expanded 100 basis points year-over-year to 4.8%. The increase is attributable to our focus on profitable growth resulting in a different targeted volume mix, as lower-than-expected volume was almost entirely attributable to SFR, which has the lowest FRLPC %. Excluding SFR, FRLPC % was 5.2%. Lending product fees made up 77% of our total FRLPC in the quarter, compared to 63% in 1Q’24. Investor fees made up 23% of our total FRLPC, compared to 37% in 1Q’24. $80M Record Adj. EBITDA $8M GAAP Net Income

In 1Q'25, our personal loan business generated an FRLPC % of 5.8% and our Auto loan business is now at 6.4%.

ADJUSTED EBITDA

Adjusted EBITDA increased by 100%, or $40 million year-over-year to a record $80 million, an adjusted EBITDA margin of 27%, up more than 10 points year-over-year and an annualized ~$320 million.

Core operating expenses as a percentage of FRLPC is at its lowest since going public, at 38%. Operating leverage is enhancing flow-through of higher fees to our bottom-line, with an 89% incremental adjusted EBITDA margin in the first quarter, a 40 point sequential improvement. Operating income was $48 million in the quarter, while operating cash flow was $34 million.

NET INCOME

This quarter we successfully turned the page in our history of financial performance and delivered positive GAAP Net Income. GAAP Net Income attributable to Pagaya was $8 million in the first quarter, compared to a Net Loss of ($21) million in 1Q'24, driven primarily by 18% revenue growth and lower expenses.

Credit-related fair value adjustments, reported in Other Expense, net, amounted to a loss of $24 million in the quarter vs. $229 million in the prior quarter. In addition, there were $6 million of whole loan impairments recognized in G&A expenses vs. $6 million in the prior quarter. Interest expense of $21 million is down approximately $5 million from last quarter. Share-based compensation expense of $13 million was down $2 million year-over-year and from last quarter levels. Adjusted Net Income was positive at $53 million, which excludes share-based compensation and other non-cash items such as fair value adjustments.



Adjusted EBITDA* Trends
($ in millions)
1.1%
8.9%
13.3%
15.7%
16.2%
20.1%
21.8%
23.0%
27.4%
$2
$17
$28
$34
$40
$50
$56
$64
$80
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
Adjusted EBITDA
Adjusted EBITDA Margin

*Non-GAAP metric; see reconciliation of non-GAAP measures to the most comparable GAAP measure below.

9

10 2023 Personal Loan CNLs Relative to Peak 2021 Levels 2023 Auto Loan CNLs Relative to Peak 2022 Levels 4Q21 (peak MOB 17 level) 3Q23 (latest MOB 17 data) 3Q22 (peak MOB 16 level) 3Q23 (latest MOB 16 data) 4Q21 (peak MOB 23 level) 1Q23 (latest MOB 23 data) Peak CNL levels Latest data for 2023 vintages at same Month on Book (“MOB”) 1Q22 (peak MOB 22 level) 1Q23 (latest MOB 22 data) 18% improvement 32% improvement 47% improvement 32% improvement CREDIT PERFORMANCE Our credit performance is strong and has remained stable over the past two years. For personal loans, 2023 vintage cumulative net losses (“CNLs”) are trending approximately 20% - 40% lower than peak levels in the fourth quarter of 2021 at month-on-book (“MOB”) 14 - 23. For auto loans, CNLs across 2023 vintages are trending approximately 30% - 50% lower than year-earlier levels at MOB 13 - 22. We are fully aware of macro and policy-related uncertainty, and potential implications on the economy. We continue to closely monitor internal and external trends, and will react swiftly, as needed. Our strategic focus on prudent underwriting and balance sheet optimization have positioned us well against market volatility. Funding and Balance Sheet Efficiency Funding We made tremendous progress enhancing our capital efficiency. We continue to improve the mix of our funding sources and lower the cost of capital. During the first quarter, we issued $1.4 billion in our ABS program across 3 transactions, marketed to our network of more than 135 institutional funding partners. We closed our 8th AAA-rated Personal Loan ABS transaction in the first quarter and our 2nd AA-rated Auto ABS transaction. We expect ABS net risk retention requirement levels to continue to range at 4-5% of the notional size of our personal loan ABS deals. However, we are constantly looking to utilize our improved liquidity and cash flow generation to optimize our retention, benefiting our

11 Utilizing diverse funding products to reduce upfront equity capital requirement Pre-2H’2024 2025 and beyond Diversifying our funding strategy to drive capital efficiency Private Funds Pre-funded ABS Private Funds Pre-funded ABS Structured Pass Through Forward Flow We expect all non-ABS funding channels to contribute between 25% - 50% of 2025 funding profitability through lower cost of capital and future prospective credit-related losses, if any. During the quarter, we announced a forward flow agreement with Blue Owl Capital, to purchase up to $2.4 billion in loans over 24-months. In total, we have raised prospective capital of nearly $3.7 billion between our forward flow and pass-through programs since inception. Our ability to raise ~$800 million through ABS in the last few weeks demonstrates the consistency of our underwriting and production for our lending partners, along with continued attractiveness of our asset classes. Based on our current outlook, we expect all non- ABS funding channels to contribute 25-50% of our funding in 2025, driving total net risk retention requirements lower. Finally, based on the current outlook, our business plan is self-funded and we do not need, nor do we plan, to raise equity capital in the foreseeable future. Balance sheet As of March 31, 2025, our balance sheet primarily consisted of $230 million in Cash and Cash Equivalents and $760 million of Investments in Loans and Securities (primarily risk retention assets from our sponsored ABS transactions). The quality and mix of our assets on our balance sheet has improved materially over the last twelve months, which provides us with access to potential liquidity. We continue to proactively evaluate our balance sheet for further optimization opportunities particularly within the context of the broader environment. In the first quarter, the fair value of the overall investment portfolio, net of non-controlling interest and prior to any new additions, was adjusted downward by $45 million vs. $156 million last quarter. These adjustments are primarily related to post- 2023 vintages. We also added $35 million of new investments in loans & securities, net of paydowns from prior investments.

12 2Q25E FY25E Network Volume $9.5B to $11.0B$2.3B to $2.5B Total Revenue & Other Income $1.175B to $1.3B$290M to $310M Adjusted EBITDA $290M to $330M$75M to $90M GAAP Net Income $10M to $45M$0 to $10M Our full-year 2025 and Q2 2025 outlook reflect the momentum and resilience in our business to-date, but take into consideration the current market volatility, which we expect to persist. The Company will continue to focus on driving profitable growth and monitor the market environment closely and react accordingly. Drivers include similar levels of production in Personal Loan and continued growth in Auto and POS products for the near term, offset by lower SFR volume, which still has an immaterial impact on our financial performance. Accordingly, FRLPC is expected to grow as we continue to focus on our most profitable and growing verticals. Primarily driven by this targeted change in mix, we expect FRLPC % to range between 4.0% and 5.0% for the year. Disciplined expense management will continue to drive operating leverage. Our guidance also reflects potential scenarios related to future credit-related impairments, if any, as laid out in our Earnings Supplement. Interest expense is assumed to remain at similar levels as in 1Q, driven by continuous paydown of more expensive borrowings, offset by higher variable interest expense and opportunistic actions to optimize capital efficiency and lower cost of capital. Stock-based compensation is expected to range between $15-20 million in the second quarter. 2025 Financial Outlook

13 Conference Call and Webcast Information The Company will hold a webcast and conference call today, May 7, 2025, at 8:30 a.m. Eastern Time. A live webcast of the call will be available via the Investor Relations section of the Company’s website at investor.pagaya.com. To listen to the live webcast, please go to the site at least five minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly before the call, the accompanying materials will be made available on the Company’s website. Shortly after the call, a replay of the webcast will be available for 90 days on the Company’s website. The conference call can also be accessed by dialing 1-877-407-9208 or 1-201-493-6784. The telephone replay can be accessed by dialing 1-844- 512-2921 or 1-412-317-6671 and providing the conference ID# 13753161. The telephone replay will be available starting shortly after the call until Wednesday, May 21, 2025. A replay will also be available on the Investor Relations website following the call. About Pagaya Technologies Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate solutions for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. INVESTORS & ANALYSTS Josh Fagen, CFA Head of Investor Relations & COO of Finance ir@pagaya.com MEDIA & PRESS Emily Passer Head of PR & External Communications press@pagaya.com

14 Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. All statements other than statements of historical fact are forward- looking statements, including statements regarding: The Company’s strategy and future operations, including the Company’s expectations regarding sustainable revenue growth and the Company’s ability to deliver consistent results for its lending partners and investors; the Company’s ability to continue to drive sustainable gains in profitability; the Company’s ability to achieve continued momentum in its business; the Company’s ability to achieve positive net cash flow in 2025; the Company’s ability to continue to achieve GAAP net income profitability in 2025; the Company’s financial outlook for Network Volume, Total Revenue and Other Income, GAAP net income and Adjusted EBITDA for the second quarter of 2025 and the Company’s financial outlook for Network Volume, Total Revenue and Other Income, Adjusted EBITDA and GAAP net income for the full year 2025. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements. Risks, uncertainties and assumptions include factors relating to: the Company’s ability to attract new partners and to retain and grow its relationships with existing partners to support the underlying investment needs for its securitizations and funds products; the need to maintain a consistently high level of trust in its brand; the concentration of a large percentage of its investment revenue with a small number of partners and platforms; its ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; its ability to improve, operate and implement its technology, its existing funding arrangements for the Company and its affiliates that may not be renewed or replaced or its existing funding sources that may be unwilling or unable to provide funding to it on terms acceptable to it, or at all; the performance of loans facilitated through its model; changes in market interest rates; its securitizations, warehouse credit facility agreements; the impact on its business of general economic conditions, including, but not limited to rising interest rates, inflation, supply chain disruptions, exchange rate fluctuations and labor shortages; its ability to realize the potential benefits of past or future acquisitions; changes in the political, legal and regulatory framework for AI technology, machine learning, financial institutions and consumer protection; the ability to maintain the listing of our securities on Nasdaq; the financial performance of its partners, and fluctuations in the U.S. consumer credit and housing market; its ability to grow effectively through strategic alliances; seasonal fluctuations in our revenue as a result of consumer spending and saving patterns; pending and future litigation, regulatory actions and/or compliance issues and other risks that are described in and the Company’s Form 10-K filed on March 12, 2025 and subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking statements reflect the Company’s views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this shareholder letter, our earnings press release and Form 8-K, such as Fee Revenue Less Production Costs (“FRLPC”), FRLPC as a % of volume, Adjusted EBITDA and Adjusted Net Income (Loss), have not been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”).

15 To supplement the unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP, management uses the non-GAAP financial measures FRLPC, FRLPC as a % of volume, Adjusted Net Income (Loss) and Adjusted EBITDA to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes these non-GAAP measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non- GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted Net Income and Adjusted EBITDA to net income (loss) attributable to Pagaya’s shareholders and FRLPC to operating income, and a calculation of FRLPC % as FRLPC divided by Network Volume. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view Adjusted Net Income and Adjusted EBITDA in conjunction with its respective related GAAP financial measures. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view Adjusted Net Income (Loss) and Adjusted EBITDA in conjunction with its respective related GAAP financial measures. Non-GAAP financial measures include the following items: Fee Revenue Less Production Costs (“FRLPC”) is defined as revenue from fees less production costs. FRLPC as a % of volume is defined as FRLPC divided by Network Volume. Adjusted Net Income is defined as net income (loss) attributable to Pagaya Technologies Ltd.’s shareholders excluding share-based compensation expense, change in fair value of warrant liability, change in fair value of contingent liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, and non-recurring expenses associated with mergers and acquisitions. Adjusted EBITDA is defined as net income (loss) attributable to Pagaya Technologies Ltd.’s shareholders excluding share-based compensation expense, change in fair value of warrant liability, change in fair value of contingent liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, non-recurring expenses associated with mergers and acquisitions, interest expense, depreciation expense, and income tax expense (benefit). The foregoing items are excluded from our Adjusted Net Income (Loss) and Adjusted EBITDA measures because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe FRLPC, FRLPC %, Adjusted Net Income and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, we have included FRLPC, FRLPC %, Adjusted Net Income and Adjusted EBITDA because these are key measurements used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with U.S. GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. The tables below provide reconciliations of Adjusted EBITDA to Net Income Attributable to Pagaya Technologies Ltd. and FRLPC to operating income, in each case the most directly comparable U.S. GAAP measure. In addition, Pagaya provides an outlook for the second quarter and full year 2025 on a non-GAAP basis. The Company cannot reconcile its expected Adjusted EBITDA to expected Net Income Attributable to Pagaya under “2025 Financial Outlook” without unreasonable effort because certain items that impact net income (loss) and other reconciling items are out of the Company’s control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s U.S. GAAP financial results.

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (In thousands, except share and per share data) Three Months Ended March 31, 2025 2024 Revenue Revenue from fees $ 282,704 $ 237,004 Other Income Interest income 7,676 7,744 Investment (loss) income (391) 528 Total Revenue and Other Income 289,989 245,276 Production costs 167,083 144,881 Technology, data and product development (1) 19,444 19,380 Sales and marketing (1) 9,594 10,257 General and administrative (1) 46,183 63,068 Total Costs and Operating Expenses 242,304 237,586 Operating Income 47,685 7,690 Other expense, net (47,733) (34,349) Loss Before Income Taxes (48) (26,659) Income tax (benefit) expense (2,540) 5,003 Net Income (Loss) Including Noncontrolling Interests 2,492 (31,662) Less: Net loss attributable to noncontrolling interests (5,401) (10,439) Net Income (Loss) Attributable to Pagaya Technologies Ltd. $ 7,893 $ (21,223) Per share data: Net income (loss) attributable to Pagaya Technologies Ltd. shareholders $ 7,893 $ (21,223) Less: Undistributed earnings allocated to preferred shares 489 — Net income (loss) attributable to Pagaya Technologies Ltd.’s ordinary shares $ 7,404 $ (21,223) Earnings (loss) per share attributable to Pagaya Technologies Ltd.’s ordinary shares: Basic $ 0.10 $ (0.33) Diluted $ 0.10 $ (0.33) Non-GAAP adjusted net income (2) $ 53,189 $ 13,331 Non-GAAP adjusted net income per share: Basic $ 0.70 $ 0.21 Diluted $ 0.69 $ 0.20 Weighted average shares outstanding: Basic 75,765,080 64,504,458 Diluted 77,043,464 65,890,518 (1) The following table sets forth share-based compensation for the periods indicated below: Three Months Ended March 31, 2025 2024 Technology, data and product development $ 1,097 $ 2,905 Selling and marketing 4,780 2,852 General and administrative 7,295 9,718 Total $ 13,172 $ 15,475 (2) See “Reconciliation of Non-GAAP Financial Measures.”

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands) March 31, December 31, 2025 2024 Assets Current assets: Cash and cash equivalents $ 186,797 $ 187,921 Restricted cash 18,123 18,595 Fees and other receivables (1) 107,543 97,932 Investments in loans and securities (1) 19,665 22,087 Prepaid expenses and other current assets 23,435 24,944 Total current assets 355,563 351,479 Non-current assets: Restricted cash 24,714 20,002 Fees and other receivables 28,427 29,182 Investments in loans and securities 740,828 756,322 Equity method and other investments 21,543 21,933 Right-of-use assets 35,371 36,876 Property and equipment, net 36,135 37,974 Goodwill 22,903 23,062 Intangible assets, net 11,671 12,821 Prepaid expenses and other assets 1,210 1,421 Total non-current assets 922,802 939,593 Total Assets $ 1,278,365 $ 1,291,072 Liabilities and Shareholders’ Equity Current liabilities: Accounts payable $ 10,006 $ 6,992 Accrued expenses and other liabilities 33,621 45,362 Current maturities of operating lease liabilities 6,574 6,453 Current portion of long-term debt 17,750 17,750 Secured borrowing 118,058 109,079 Income taxes payable 12,686 9,858 Total current liabilities 198,695 195,494 Non-current liabilities: Warrant liability 1,992 893 Long-term debt 300,169 303,567 Exchangeable notes 146,925 146,342 Secured borrowing 60,691 67,010 Operating lease liabilities 28,574 30,611 Long-term tax and deferred tax liabilities, net 26,266 31,359 Total non-current liabilities 564,617 579,782 Total Liabilities 763,312 775,276 Redeemable convertible preferred shares 74,250 74,250 Shareholders’ equity: Additional paid-in capital 1,299,010 1,282,022 Accumulated other comprehensive loss (27,370) (11,488) Accumulated deficit (936,150) (944,043) Total Pagaya Technologies Ltd. shareholders’ equity 335,490 326,491 Noncontrolling interests 105,313 115,055 Total shareholders’ equity 440,803 441,546 Total Liabilities, Redeemable Convertible Preferred Shares, and Shareholders’ Equity $ 1,278,365 $ 1,291,072 (1) Accrued interest receivable of $14.3 million, previously reported within “Fee and other receivables” as of December 31, 2024, has been reclassified to “Investment in loans and securities” to conform to the current period’s presentation.

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (In thousands) Three Months Ended March 31, 2025 2024 Cash flows from operating activities Net income (loss) including noncontrolling interests $ 2,492 $ (31,662) Adjustments to reconcile net income (loss) to net cash used in operating activities: Equity method loss (income) 391 (528) Depreciation and amortization 7,722 6,317 Share-based compensation 13,172 15,475 Fair value adjustment to warrant liability 1,099 (1,900) Impairment loss on investments in loans and securities (1) 37,080 26,987 Gain on sale of investments in loans and securities (5,894) — Amortization of deferred costs 2,396 475 Write-off of capitalized software — 408 Loss on foreign exchange 32 264 Change in operating assets and liabilities: Fees and other receivables (1) (8,844) (6,832) Accrued interest on investments (1) (6,088) (4,940) Prepaid expenses and other assets 1,652 (1,936) Right-of-use assets 1,505 1,879 Accounts payable 3,016 1,885 Accrued expenses and other liabilities (11,615) 8,298 Operating lease liability (1,415) (1,524) Income taxes (2,274) 5,043 Net cash provided by operating activities 34,427 17,709 Cash flows from investing activities Proceeds from the sale/maturity/prepayment of: Investments in loans and securities (1) 58,674 38,658 Cash and restricted cash acquired from Theorem Technology, Inc. 159 — Payments for the purchase of: Investments in loans and securities (81,943) (261,638) Property and equipment (3,776) (5,145) Net cash used in investing activities (26,886) (228,125) Cash flows from financing activities Proceeds from sale of ordinary shares, net of issuance costs — 89,938 Proceeds from long-term debt — 244,725 Proceeds from secured borrowing 49,162 97,448 Proceeds received from noncontrolling interests — 2,815 Proceeds from revolving credit facility — 44,000 Proceeds from exercise of stock options, warrants and contributions to ESPP 2,859 161 Proceeds from issuance of ordinary shares from the Equity Financing Purchase Agreement — 5,338 Distributions made to noncontrolling interests (4,442) (2,515) Payments made to revolving credit facility — (134,000) Payments made to secured borrowing (46,919) (38,005) Payments made to long-term debt (4,439) (3,188) Debt issuance costs — (7,974) Net cash (used in) provided by financing activities (3,779) 298,743 Effect of exchange rate changes on cash, cash equivalents and restricted cash (646) (820) Net increase in cash, cash equivalents and restricted cash 3,116 87,507 Cash, cash equivalents and restricted cash, beginning of period 226,518 222,541 Cash, cash equivalents and restricted cash, end of period $ 229,634 $ 310,048 (1) Accrued interest receivable of $14.3 million, previously reported within “Fee and other receivables” as of December 31, 2024, has been reclassified to “Investment in loans and securities” to conform to the current period’s presentation.

PAGAYA TECHNOLOGIES LTD. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) ($ in thousands, unless otherwise noted) Three Months Ended March 31, 2025 2024 Net Income (Loss) Attributable to Pagaya Technologies Ltd. $ 7,893 $ (21,223) Adjusted to exclude the following: Share-based compensation 13,172 15,475 Fair value adjustment to contingent liability (3,184) — Fair value adjustment to warrant liability 1,099 (1,900) Impairment loss on certain investments 29,511 19,483 Restructuring expenses 962 820 Transaction-related expenses 14 400 Non-recurring expenses 3,722 276 Adjusted Net Income $ 53,189 $ 13,331 Adjusted to exclude the following: Interest expenses 21,212 15,164 Income tax (benefit) expense (2,540) 5,003 Depreciation and amortization 7,722 6,317 Adjusted EBITDA $ 79,583 $ 39,815 Three Months Ended March 31, 2025 2024 Operating Income $ 47,685 $ 7,690 Add: Technology, data and product development 19,444 19,380 Add: Sales and marketing 9,594 10,257 Add: General and administrative 46,183 63,068 Less: Interest income 7,676 7,744 Less: Investment (loss) income (391) 528 Fee Revenue Less Production Costs (FRLPC) $ 115,621 $ 92,123 Network Volume (in millions) 2,400 2,419 Fee Revenue Less Production Costs % (FRLPC %) 4.8% 3.8%